Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain Copyright 023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentu is strictly prohibited. Q3 2023 Business and Financial Highlights November 14, 2023

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain Disclaimer and Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward- looking statements include, but are not limited to, statements regarding future financial results, future operations, future financial position, projected costs, objectives of management, and other statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions mayidentifyforward-looking statements, but the absence of these words does notmean that a statement is not forward-looking. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to risks related to obtaining licenses and government approvals for our missions; delays or impediments in vehicle development, manufacture, test and deployment; the harsh and unpredictable environment of space in which our products operate; increased competition in our industry due in part to rapid technological development; delays or impediments in the development, manufacture and deployment of our vehicles; failure of our vehicles and components to operate as intended either due to error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions; product delays or failures; design and engineering flaws; launch failures or other events that force us to cancel or reschedule launches; our ability to convert backlog or inbound inquiries into revenue; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on our business; and the factors, risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this presentation. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and subsequent quarterly reports on Form 10-Q. The company’s filings may be accessed through the Investor Relations page of its website, investors.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. There can be no assurance that we will achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, it is not possible for our management to predict all risks or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Companyassumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The technology underlying our anticipated service offerings is still in the process of being developed, and has not been fully tested or validated in space. Our ability to execute on our business plan is dependent on the successful development and commercialization of our technologies. Development of space technologies is extremely complex, time consuming, and expensive, and there can be no assurance that our predicted theoretical and ground-based results will translate into operational space vehicles that operate within the parameters we expect, or at all. Use of Non-GAAP Financial Measures This presentation references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. Momentus defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items Momentus believes are not indicative of its core operating performance. Momentus defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non- recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should notbe considered as an alternative to any other performance measures derived in accordance with GAAP. Momentus believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about Momentus that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures Momentus uses maynotbe directly comparable to similarlytitled measures ofother companies. 2

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain 3 John Rood CEO

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain Mission Highlights 4 18 Missions Flown Customer Satellites Deployed 6 Months supporting cutting-edge hosted payload: Caltech Space Solar Power Technology Demonstrator

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain •Growing enthusiasm from both new and repeat customers. •Six new commercial contracts signed since mid-August with customer flight commitments through 2024. •Continuing work on initial Space Development Agency Small Business Innovation Research contract. •Focused on growth in U.S. Defense Department and government market. •Raised approx. $16.9 million in gross proceeds since last earnings call. •Continuing to grow flight heritage & operate spacecraft on orbit. •Driving new innovation to maximize competitive edge. 5 Momentus Customers integrating their payload at Momentus HQ. Advancing on our Mission

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain

This Document is Public Domain Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. M-1000 Modular Spacecraft Bus • Balances design efficiency of customization with production efficiency of commoditization. • Ready to configure-to-order each mission from a standard set of modules. • Differentiated capabilities with high power, large payload, flexible design, and low cost. • The M-1000 is based on flight-proven Vigoride technology.

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain 8 • Six commercial contracts signed since mid-August • C3S • Aarhus • FOSSA Systems • RIDE! • SatRev • AVS, Inc. • Advancing on our Small Business Innovation Research Award from Space Development Agency • Bid on SDA Tranche 2 Tracking Layer • Growing interest from U.S. government organizations about our capabilities. Momentus Customers integrating their payload with Vigoride Orbital Service Vehicle. Momentus Customers integrating their payload at Momentus HQ. Business Development Highlights

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain 9 Launch Space Reserved with SpaceX through 2024

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain A Growing Market 10 • Global space economy grew 8%, reaching $546 billion in 2022. • Commercial growth climbed nearly 8%, reaching $427.6 billion. • Global satellite bus market was valued at $11.9 billion in 2020 and is projected to reach $20.8 billion by 2030. • U.S. spent $69.9 billion on space. 61% of total spending last year was from Department of Defense. • Momentus capabilities and strategic roadmap are aligned with commercial and national security needs. Momentus Customers integrating their payload at Momentus HQ.

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain Staying Competitive 11 • Early mover advantage and track record of flight heritage helps build trust. • Highly differentiated technology also enables us to win in areas of payload capacity and power, at low cost. • Flexibility of our spacecraft’s large, completely open and flexible upper deck can accommodate a broad diversity of payloads. • Advancing our technology into satellite bus market. • Tape Spring Solar Array (TASSA) has potential to reduce unit manufacturing costs and lead times. • Rendezvous and proximity operations is the key to expanding our services to include in-orbit maintenance and refueling of customer satellites, life-extension, and de-orbiting of satellites at the end of their useful life. Deployment of customer payload from Vigoride Orbital Service Vehicle

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain Momentus Investment Summary • Growing space economy. • Favorable demand outlook for the services we provide. • Competitive advantages relative to other in-space transportation and infrastructure providers. • Potential for margin improvement positions Momentus well for the future. 12 MET Ground Testing View from Vigoride-6Vigoride-3Vigoride-5 Vigoride-6 Vigoride-6 LaunchVigoride Ground Test

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain 13 Eric Williams, CFO

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain Q3 Financial Highlights • Non-restricted cash and cash equivalents of $9.7 million as of Sept 30, 2023. • Approximately $5.7 million term loan debt as of Sept 30, 2023. • Recognized $339 thousand in revenue. • Q3 loss from operations was approximately $15.1 million. • Raised approximately $16.9 in total gross proceeds since the start of our fiscal Q3. • $5.0 M in gross proceeds through a registered direct offering in Q3 • $4.0 M in gross proceeds through a registered direct offering in October • $1.35 M through the exercise of warrants also in October • $6.5 M in gross proceeds through the exercise of additional warrants in November • Q3 Adjusted EBITDA was negative $10.6 million, an improvement over Q3 2022 of $5.5 million. • Adjusted EBITDA excludes stock-based compensation expense, certain legal matters, and net mark-to-market gains and losses on warrant liabilities, and other adjusting items. • Refer to the Appendix of this presentation for reconciliation with equivalent GAAP financials. 14

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Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain Copyright 023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentu is strictly prohibited. Appendix

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This Document is Public Domain Reconciliation of adjusted EBITDA to net loss 17